Group I and Group II

Initial Mortgage Loans
As of the Cut-off Date

Total Outstanding Principal Balance:	$503,270,916.81
Number of Loans:	2,604

	Average	Minimum	Maximum
Original Loan Amount:	$193,397.19	$13,950.00	$1,000,000.00
Outstanding Principal Balance:	$193,268.40	$10,083.02	$1,000,000.00

	Weighted Average	Minimum	Maximum
Mortgage Rate:	7.692%	5.200%	13.875%

Gross Margin:	6.040%	3.000%	8.950%
Initial Periodic Rate Cap:	2.889%	1.000%	3.000%
Periodic Rate Cap:	1.031%	1.000%	1.500%
Life Floor:	6.417%	3.250%	10.990%
Life Cap:	13.761%	11.200%	17.990%

Months to Roll:	29	6	60

Combined Original LTV:	79.14%	14.08%	100.00%
Original LTV:	78.93%	10.00%	100.00%
Credit Score:	615	476	808

Original Term (months):	356	120	360
Remaining Term (months):	355	95	360
Seasoning (months):	1	0	85

Top Property State Concentrations ($):	CA(22.99%),FL(12.66%),MD(11.04%)
Maximum Zip Code Concentration ($):	22193(0.67%) (Woodbridge, VA)

		Earliest	Latest
First Payment Date:		December 1, 1998	February 1, 2006
Maturity Date:		November 1, 2013	January 1, 2036

First Lien:	99.72%
Second Lien:	0.28%

Current Scheduled Principal Balance of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Current Scheduled	Number of	Balance as of the	Principal Balance as
Principal Balance ($)	Mortgage Loans	Cut off Date	of the Cut off Date
10,083.02 to 50,000.00	41	$1,694,654.06	0.34%
50,000.01 to 100,000.00	501	38,775,392.36	7.70
100,000.01 to 150,000.00	612	77,019,638.14	15.30
150,000.01 to 200,000.00	477	82,830,343.71	16.46
200,000.01 to 250,000.00	318	70,799,362.37	14.07
250,000.01 to 300,000.00	237	64,555,130.85	12.83
300,000.01 to 350,000.00	154	50,175,610.11	9.97
350,000.01 to 400,000.00	107	39,978,097.90	7.94
400,000.01 to 450,000.00	64	27,131,388.81	5.39
450,000.01 to 500,000.00	50	24,063,631.42	4.78
500,000.01 to 550,000.00	16	8,385,090.17	1.67
550,000.01 to 600,000.00	13	7,580,175.39	1.51
600,000.01 to 650,000.00	5	3,086,837.68	0.61
650,000.01 to 700,000.00	3	2,041,850.00	0.41
700,000.01 to 750,000.00	2	1,491,036.34	0.30
750,000.01 to 800,000.00	1	763,927.50	0.15
900,000.01 to 950,000.00	1	918,750.00	0.18
950,000.01 to 1,000,000.00	2	1,980,000.00	0.39
Total:	2,604	$503,270,916.81	100.00%

Current Mortgage Interest Rates of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Current Mortgage	Number of	Balance as of the	Principal Balance as
Interest Rates (%)	Mortgage Loans	Cut off Date	of the Cut off Date
5.200 to 6.000	33	$9,621,189.76	1.91%
6.001 to 7.000	592	135,413,397.25	26.91
7.001 to 8.000	1,011	203,828,944.71	40.50
8.001 to 9.000	658	110,139,779.48	21.88
9.001 to 10.000	248	38,375,700.64	7.63
10.001 to 11.000	43	4,809,747.06	0.96
11.001 to 12.000	10	670,109.26	0.13
12.001 to 13.000	7	267,105.63	0.05
13.001 to 13.875	2	144,943.02	0.03
Total:	2,604	$503,270,916.81	100.00%

Original Combined Loan-to-Value Ratio of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Original Combined	Number of	Balance as of the	Principal Balance as
Loan-to-Value Ratio (%)	Mortgage Loans	Cut off Date	of the Cut off Date
14.08 to 15.00	1	$50,000.00	0.01%
15.01 to 20.00	2	165,530.98	0.03
20.01 to 25.00	5	729,165.12	0.14
25.01 to 30.00	3	283,858.70	0.06
30.01 to 35.00	17	2,212,288.89	0.44
35.01 to 40.00	18	1,962,693.40	0.39
40.01 to 45.00	23	3,161,263.70	0.63
45.01 to 50.00	46	6,920,223.50	1.38
50.01 to 55.00	52	8,719,621.59	1.73
55.01 to 60.00	76	14,377,590.10	2.86
60.01 to 65.00	133	26,484,160.14	5.26
65.01 to 70.00	170	31,007,583.53	6.16
70.01 to 75.00	252	51,318,592.35	10.20
75.01 to 80.00	799	157,350,235.66	31.27
80.01 to 85.00	324	63,984,886.27	12.71
85.01 to 90.00	411	86,506,647.41	17.19
90.01 to 95.00	161	31,237,291.30	6.21
95.01 to 100.00	111	16,799,284.17	3.34
Total:	2,604	$503,270,916.81	100.00%

Remaining Scheduled Term to Maturity of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Remaining Term (months)	Mortgage Loans	Cut off Date	of the Cut off Date
95 to 96	2	$62,361.04	0.01%
97 to 108	1	51,645.72	0.01
109 to 120	5	398,924.88	0.08
133 to 144	1	49,545.13	0.01
145 to 156	1	27,706.92	0.01
157 to 168	4	305,871.78	0.06
169 to 180	48	4,889,326.19	0.97
217 to 228	16	796,806.44	0.16
229 to 240	45	4,445,821.15	0.88
289 to 300	9	1,717,026.98	0.34
337 to 348	6	1,027,349.58	0.20
349 to 360	2,466	489,498,531.00	97.26
Total:	2,604	$503,270,916.81	100.00%

Gross Margin of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Gross Margin (%) (ARMS Only)	Mortgage Loans	Cut off Date	of the Cut off Date
3.000 to 3.000	1	$196,749.54	0.05%
3.001 to 3.500	2	380,983.27	0.10
3.501 to 4.000	11	2,312,742.82	0.59
4.001 to 4.500	36	7,944,254.88	2.03
4.501 to 5.000	140	30,493,991.56	7.79
5.001 to 5.500	332	70,869,836.39	18.11
5.501 to 6.000	455	102,938,323.63	26.30
6.001 to 6.500	333	70,978,304.74	18.14
6.501 to 7.000	255	50,576,640.48	12.92
7.001 to 7.500	162	32,125,552.36	8.21
7.501 to 8.000	85	15,420,973.11	3.94
8.001 to 8.500	31	5,128,933.14	1.31
8.501 to 8.950	12	1,997,280.42	0.51
Total:	1,855	$391,364,566.34	100.00%

Maximum Lifetime Mortgage Interest Rates of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
Maximum Lifetime		Principal	Total Scheduled
Mortgage Interest Rates (%)	Number of	Balance as of the	Principal Balance as
(ARMs Only)	Mortgage Loans	Cut off Date	of the Cut off Date
11.200 to 11.500	4	$1,137,802.15	0.29%
11.501 to 12.000	27	7,898,909.93	2.02
12.001 to 12.500	99	24,083,066.50	6.15
12.501 to 13.000	292	68,289,308.50	17.45
13.001 to 13.500	323	72,119,828.12	18.43
13.501 to 14.000	400	86,669,041.10	22.15
14.001 to 14.500	216	43,780,349.25	11.19
14.501 to 15.000	263	48,287,338.35	12.34
15.001 to 15.500	108	19,357,568.79	4.95
15.501 to 16.000	81	12,683,127.74	3.24
16.001 to 16.500	26	4,460,661.66	1.14
16.501 to 17.000	12	2,035,481.97	0.52
17.001 to 17.500	2	221,780.34	0.06
17.501 to 17.990	2	340,301.94	0.09
Total:	1,855	$391,364,566.34	100.00%

Minimum Lifetime Mortgage Interest Rates of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
Minimum Lifetime		Principal	Total Scheduled
Mortgage Interest Rates (%)	Number of	Balance as of the	Principal Balance as
(ARMs Only)	Mortgage Loans	Cut off Date	of the Cut off Date
3.250 to 3.500	1	$239,573.27	0.06%
3.501 to 4.000	5	1,091,528.84	0.28
4.001 to 4.500	16	3,615,879.30	0.92
4.501 to 5.000	83	19,355,979.51	4.95
5.001 to 5.500	226	49,402,967.39	12.62
5.501 to 6.000	369	86,779,838.90	22.17
6.001 to 6.500	326	70,656,332.12	18.05
6.501 to 7.000	306	63,579,484.28	16.25
7.001 to 7.500	188	38,743,392.58	9.90
7.501 to 8.000	164	31,175,441.47	7.97
8.001 to 8.500	72	11,257,129.01	2.88
8.501 to 9.000	60	9,146,165.33	2.34
9.001 to 9.500	21	3,577,094.22	0.91
9.501 to 10.000	16	2,275,540.54	0.58
10.001 to 10.500	1	194,917.64	0.05
10.501 to 10.990	1	273,301.94	0.07
Total:	1,855	$391,364,566.34	100.00%

Next Interest Rate Adjustment Date of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Next Interest Rate	Number of	Balance as of the	Principal Balance as
Adjustment Date (ARMs Only)	Mortgage Loans	Cut off Date	of the Cut off Date
June 2006	2	$487,219.86	0.12%
September 2006	1	105,829.71	0.03
April 2007	1	119,433.30	0.03
May 2007	5	961,014.06	0.25
June 2007	7	1,339,783.88	0.34
July 2007	29	5,940,499.29	1.52
August 2007	32	7,891,653.71	2.02
September 2007	79	16,756,920.86	4.28
October 2007	153	34,419,101.11	8.79
November 2007	313	64,928,825.40	16.59
December 2007	371	74,599,643.00	19.06
January 2008	38	6,974,437.00	1.78
August 2008	1	146,804.31	0.04
September 2008	10	1,395,969.34	0.36
October 2008	106	21,297,188.71	5.44
November 2008	328	72,151,843.54	18.44
December 2008	355	77,154,601.00	19.71
January 2009	19	3,553,780.00	0.91
July 2010	1	155,825.06	0.04
September 2010	1	122,793.20	0.03
December 2010	3	861,400.00	0.22
Total:	1,855	$391,364,566.34	100.00%

Occupancy Type of the Mortgaged Premises

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Occupancy Status	Number of	Balance as of the	Principal Balance as
of the Loans	Mortgage Loans	Cut off Date	of the Cut off Date
Primary Home	2,461	$480,645,877.61	95.50%
Investment	129	20,189,452.07	4.01
Second Home	14	2,435,587.13	0.48
Total:	2,604	$503,270,916.81	100.00%

Origination Program of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Origination Program	Mortgage Loans	Cut off Date	of the Cut off Date
Full Documentation	1,837	$328,856,253.21	65.34%
Stated Documentation	653	148,159,714.05	29.44
12 Month Bank Statements	65	15,414,144.23	3.06
Limited Documentation	49	10,840,805.32	2.15
Total:	2,604	$503,270,916.81	100.00%

Mortgage Loan Purpose of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Loan Purpose	Mortgage Loans	Cut off Date	of the Cut off Date
Cashout Refinance	2,003	$383,524,566.35	76.21%
Purchase	454	93,257,112.10	18.53
Rate/Term Refinance	147	26,489,238.36	5.26
Total:	2,604	$503,270,916.81	100.00%

Index Type of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Index Type	Mortgage Loans	Cut off Date	of the Cut off Date
6 Month LIBOR	1,855	$391,364,566.34	77.76%
Fixed Rate	749	111,906,350.47	22.24
Total:	2,604	$503,270,916.81	100.00%

Property Type of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Property Types	Number of	Balance as of the	Principal Balance as
of the Loans	Mortgage Loans	Cut off Date	of the Cut off Date
Single Family Detached	1,990	$364,862,614.94	72.50%
Planned Unit Development	308	79,099,573.68	15.72
Condominium Low-Rise	145	26,255,150.39	5.22
Two to Four Family	78	17,590,151.83	3.50
Single Family Attached	45	8,265,401.49	1.64
Condominium High-Rise	15	3,754,884.64	0.75
Townhouse	20	3,128,176.92	0.62
Deminimus PUD	1	157,495.00	0.03
Manufactured Housing	2	157,467.92	0.03
Total:	2,604	$503,270,916.81	100.00%

Loan Types of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Mortgage Loan Types	Mortgage Loans	Cut off Date	of the Cut off Date
2/28 6 Mo LIBOR ARM	554	$97,197,744.00	19.31%
2/28 6 Mo LIBOR 5 Year Interest-Only ARM	350	90,392,934.23	17.96
Fixed Rate 30 Year	518	81,423,581.46	16.18
3/27 6 Mo LIBOR ARM	409	73,939,127.48	14.69
Balloon 30/40 3/27 6 Mo LIBOR ARM	222	55,734,831.41	11.07
3/27 6 Mo LIBOR 5 Year Interest-Only ARM	188	46,019,828.01	9.14
Balloon 30/40 2/28 6 Mo LIBOR ARM	119	24,484,082.95	4.86
Balloon 30/40	90	15,862,846.32	3.15
Fixed Rate 15 Year	52	4,797,264.40	0.95
Fixed Rate 20 Year	48	4,465,211.77	0.89
2/28 6 Mo LIBOR 2 Year Interest-Only ARM	7	2,266,000.00	0.45
Fixed Rate 5/25 Interest-Only	9	1,874,886.46	0.37
Fixed Rate 25 Year	9	1,717,026.98	0.34
Balloon 20/30	13	777,415.82	0.15
Balloon 15/30	4	539,647.25	0.11
5/25 6 Mo LIBOR 5 Year Interest-Only ARM	1	524,000.00	0.10
Fixed Rate 10 Year	5	398,924.88	0.08
5/25 6 Mo LIBOR ARM	2	350,225.06	0.07
Balloon 30/40 5/25 6 Mo LIBOR ARM	2	265,793.20	0.05
3/27 6 Mo LIBOR 3 Year Interest-Only ARM	1	190,000.00	0.04
Fixed Rate 12 Year	1	49,545.13	0.01
Total:	2,604	$503,270,916.81	100.00%

Geographic Distribution of Mortgaged Premises of the Mortgage Loans

		Total	Percentage of
Geographic		Scheduled	Mortgage Loans by
Distribution of the		Principal	Total Scheduled
Mortgages	Number of	Balance as of the	Principal Balance as
Properties	Mortgage Loans	Cut off Date	of the Cut off Date
Alaska	6	$1,185,024.71	0.24%
Arizona	73	14,138,842.45	2.81
Arkansas	8	1,282,012.51	0.25
California	386	115,688,157.96	22.99
Colorado	6	808,280.08	0.16
Connecticut	19	4,002,341.04	0.80
Delaware	10	1,542,327.29	0.31
District of Columbia	3	755,072.25	0.15
Florida	357	63,734,395.52	12.66
Georgia	122	17,504,225.63	3.48
Hawaii	11	2,464,535.42	0.49
Idaho	2	290,847.89	0.06
Illinois	93	18,704,152.04	3.72
Indiana	31	3,968,612.33	0.79
Iowa	10	968,102.78	0.19
Kansas	9	915,693.25	0.18
Kentucky	26	2,598,346.95	0.52
Louisiana	21	2,406,864.30	0.48
Maine	6	1,096,208.87	0.22
Maryland	234	55,544,044.37	11.04
Massachusetts	30	5,926,581.77	1.18
Michigan	109	13,678,461.78	2.72
Minnesota	21	3,880,007.95	0.77
Mississippi	16	2,200,340.51	0.44
Missouri	42	5,705,866.16	1.13
Montana	7	1,044,696.18	0.21
Nebraska	7	676,518.31	0.13
Nevada	33	8,277,184.59	1.64
New Hampshire	2	290,879.52	0.06
New Jersey	15	3,652,992.03	0.73
New Mexico	4	427,939.08	0.09
New York	119	31,654,400.85	6.29
North Carolina	18	2,307,039.64	0.46
North Dakota	2	211,030.70	0.04
Ohio	106	12,299,217.82	2.44
Oklahoma	9	812,455.59	0.16
Oregon	18	3,474,896.53	0.69
Pennsylvania	48	7,164,424.61	1.42
Rhode Island	5	1,174,858.96	0.23
South Carolina	33	3,992,556.66	0.79
South Dakota	1	107,920.12	0.02
Tennessee	22	2,522,317.56	0.50
Texas	61	6,300,258.99	1.25
Utah	25	4,711,312.87	0.94
Vermont	2	187,576.92	0.04
Virginia	233	45,300,325.13	9.00
Washington	32	5,621,633.01	1.12
West Virginia	9	818,037.58	0.16
Wisconsin	140	18,979,316.25	3.77
Wyoming	2	271,781.50	0.05
Total:	2,604	$503,270,916.81	100.00%
No more than approximately 0.67% of the related mortgaged properties are located in any one postal zip code.

Credit Score of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Credit Score	Mortgage Loans	Cut off Date	of the Cut off Date
Not Available	4	$611,896.46	0.12%
476 to 500	8	954,019.75	0.19
501 to 550	326	56,737,221.76	11.27
551 to 600	726	136,593,870.59	27.14
601 to 650	951	187,439,268.30	37.24
651 to 700	435	88,614,578.30	17.61
701 to 750	123	25,837,707.69	5.13
751 to 800	27	5,661,562.96	1.12
801 to 808	4	820,791.00	0.16
Total:	2,604	$503,270,916.81	100.00%

Credit Grade of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Credit Grade	Mortgage Loans	Cut off Date	of the Cut off Date
A+	1,791	$349,567,234.71	69.46%
A	302	58,977,770.05	11.72
A-	237	45,500,454.14	9.04
B+	44	8,136,635.38	1.62
B	79	13,719,400.99	2.73
C	92	16,070,971.42	3.19
Score Direct	59	11,298,450.12	2.25
Total:	2,604	$503,270,916.81	100.00%

Amortization Type of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Amortization Type	Mortgage Loans	Cut off Date	of the Cut off Date
Fully Amortizing	1,598	$264,338,651.16	52.52%
Interest Only	556	141,267,648.70	28.07
Balloon	450	97,664,616.95	19.41
Total:	2,604	$503,270,916.81	100.00%

Prepayment Penalty Type of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Prepayment Penalty Type	Mortgage Loans	Cut off Date	of the Cut off Date
No Prepayment Penalty	867	$168,926,048.46	33.57%
12 Months	73	16,448,838.72	3.27
24 Months	621	134,588,644.63	26.74
30 Months	5	1,458,884.04	0.29
36 Months	991	175,307,008.28	34.83
60 Months	18	2,601,411.95	0.52
Miscellaneous	29	3,940,080.73	0.78
Total:	2,604	$503,270,916.81	100.00%

Delinquency

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Delinquency	Mortgage Loans	Cut off Date	of the Cut off Date
Current	2,582	$498,543,658.18	99.06%
Delinquent 30 Days	22	4,727,258.63	0.94
Total:	2,604	$503,270,916.81	100.00%

Group I

Initial Mortgage Loans
As of the Cut-off Date

Total Outstanding Principal Balance:	$265,914,710.62
Number of Loans:	1,554

	Average	Minimum	Maximum
Original Loan Amount:	$171,230.48	$50,000.00	$452,000.00
Outstanding Principal Balance:	$171,116.29	$37,110.77	$451,647.39

	Weighted Average	Minimum	Maximum
Mortgage Rate:	7.620%	5.450%	10.850%

Gross Margin:	5.862%	3.250%	7.970%
Initial Periodic Rate Cap:	2.975%	1.000%	3.000%
Periodic Rate Cap:	1.003%	1.000%	1.500%
Life Floor:	6.216%	3.250%	9.990%
Life Cap:	13.612%	11.450%	16.250%

Months to Roll:	30	9	60

Combined Original LTV:	78.38%	14.08%	100.00%
Original LTV:	78.38%	14.08%	100.00%
Credit Score:	621	521	808

Original Term (months):	356	120	360
Remaining Term (months):	355	119	360
Seasoning (months):	1	0	19

Top Property State Concentrations ($):	FL(14.31%),CA(14.27%),MD(10.48%)
Maximum Zip Code Concentration ($):	22193(0.51%) (Woodbridge, VA)

		Earliest	Latest
First Payment Date:		June 1, 2004	February 1, 2006
Maturity Date:		November 1, 2015	January 1, 2036

First Lien:	100.00%
Second Lien:	0.00%

Current Scheduled Principal Balance of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Current Scheduled	Number of	Balance as of the	Principal Balance as
Principal Balance ($)	Mortgage Loans	Cut off Date	of the Cut off Date
37,110.77 to 50,000.00	13	$629,974.37	0.24%
50,000.01 to 100,000.00	311	24,118,854.65	9.07
100,000.01 to 150,000.00	406	51,078,575.78	19.21
150,000.01 to 200,000.00	324	56,252,301.24	21.15
200,000.01 to 250,000.00	214	47,618,923.82	17.91
250,000.01 to 300,000.00	157	42,836,954.50	16.11
300,000.01 to 350,000.00	102	33,279,048.25	12.51
350,000.01 to 400,000.00	21	7,534,124.61	2.83
400,000.01 to 450,000.00	5	2,114,306.01	0.80
450,000.01 to 451,647.39	1	451,647.39	0.17
Total:	1,554	$265,914,710.62	100.00%

Current Mortgage Interest Rates of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Current Mortgage	Number of	Balance as of the	Principal Balance as
Interest Rates (%)	Mortgage Loans	Cut off Date	of the Cut off Date
5.450 to 6.000	17	$3,868,866.25	1.45%
6.001 to 7.000	375	74,707,312.95	28.09
7.001 to 8.000	647	113,372,636.43	42.63
8.001 to 9.000	386	56,740,009.15	21.34
9.001 to 10.000	117	15,884,617.82	5.97
10.001 to 10.850	12	1,341,268.02	0.50
Total:	1,554	$265,914,710.62	100.00%

Original Combined Loan-to-Value Ratio of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Original Combined	Number of	Balance as of the	Principal Balance as
Loan-to-Value Ratio (%)	Mortgage Loans	Cut off Date	of the Cut off Date
14.08 to 15.00	1	$50,000.00	0.02%
15.01 to 20.00	1	65,605.94	0.02
20.01 to 25.00	3	373,165.12	0.14
25.01 to 30.00	2	182,955.69	0.07
30.01 to 35.00	14	1,876,692.99	0.71
35.01 to 40.00	12	1,384,431.12	0.52
40.01 to 45.00	16	2,013,295.78	0.76
45.01 to 50.00	31	5,068,636.67	1.91
50.01 to 55.00	40	6,313,949.90	2.37
55.01 to 60.00	39	6,803,777.19	2.56
60.01 to 65.00	78	13,909,145.12	5.23
65.01 to 70.00	101	17,236,780.48	6.48
70.01 to 75.00	136	25,459,953.20	9.57
75.01 to 80.00	507	87,537,863.75	32.92
80.01 to 85.00	191	32,546,731.86	12.24
85.01 to 90.00	224	39,916,998.37	15.01
90.01 to 95.00	100	16,459,893.39	6.19
95.01 to 100.00	58	8,714,834.05	3.28
Total:	1,554	$265,914,710.62	100.00%

Remaining Scheduled Term to Maturity of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Remaining Term (months)	Mortgage Loans	Cut off Date	of the Cut off Date
119 to 120	4	$319,829.40	0.12%
133 to 144	1	49,545.13	0.02
157 to 168	2	80,579.74	0.03
169 to 180	32	2,992,719.42	1.13
229 to 240	32	3,146,922.30	1.18
289 to 300	9	1,717,026.98	0.65
337 to 348	4	540,129.72	0.20
349 to 360	1470	257,067,957.93	96.67
Total:	1,554	$265,914,710.62	100.00%

Gross Margin of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Gross Margin (%) (ARMS Only)	Mortgage Loans	Cut off Date	of the Cut off Date
3.250 to 3.500	1	$239,573.27	0.13%
3.501 to 4.000	8	1,697,214.09	0.93
4.001 to 4.500	28	5,887,348.13	3.22
4.501 to 5.000	99	18,047,305.82	9.86
5.001 to 5.500	199	38,729,617.08	21.15
5.501 to 6.000	253	48,387,845.06	26.43
6.001 to 6.500	172	31,457,256.97	17.18
6.501 to 7.000	130	21,659,125.86	11.83
7.001 to 7.500	64	11,623,232.04	6.35
7.501 to 7.970	30	5,353,066.39	2.92
Total:	984	$183,081,584.71	100.00%

Maximum Lifetime Mortgage Interest Rates of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
Maximum Lifetime		Principal	Total Scheduled
Mortgage Interest Rates (%)	Number of	Balance as of the	Principal Balance as
(ARMs Only)	Mortgage Loans	Cut off Date	of the Cut off Date
11.450 to 11.500	3	$558,802.15	0.31%
11.501 to 12.000	13	3,043,064.10	1.66
12.001 to 12.500	61	14,112,327.66	7.71
12.501 to 13.000	173	34,234,350.97	18.70
13.001 to 13.500	197	38,943,074.48	21.27
13.501 to 14.000	231	41,573,719.88	22.71
14.001 to 14.500	111	18,677,640.30	10.20
14.501 to 15.000	134	22,580,427.75	12.33
15.001 to 15.500	33	5,329,965.06	2.91
15.501 to 16.000	24	3,363,999.36	1.84
16.001 to 16.250	4	664,213.00	0.36
Total:	984	$183,081,584.71	100.00%

Minimum Lifetime Mortgage Interest Rates of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
Minimum Lifetime		Principal	Total Scheduled
Mortgage Interest Rates (%)	Number of	Balance as of the	Principal Balance as
(ARMs Only)	Mortgage Loans	Cut off Date	of the Cut off Date
3.250 to 3.500	1	$239,573.27	0.13%
3.501 to 4.000	4	848,686.21	0.46
4.001 to 4.500	12	2,673,979.30	1.46
4.501 to 5.000	54	10,672,770.76	5.83
5.001 to 5.500	146	29,748,955.38	16.25
5.501 to 6.000	214	41,712,421.65	22.78
6.001 to 6.500	183	33,471,068.79	18.28
6.501 to 7.000	175	30,713,155.17	16.78
7.001 to 7.500	83	15,520,508.54	8.48
7.501 to 8.000	71	11,517,275.79	6.29
8.001 to 8.500	16	2,339,407.94	1.28
8.501 to 9.000	13	2,130,147.75	1.16
9.001 to 9.500	7	845,607.63	0.46
9.501 to 9.990	5	648,026.53	0.35
Total:	984	$183,081,584.71	100.00%

Next Interest Rate Adjustment Date of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Next Interest Rate	Number of	Balance as of the	Principal Balance as
Adjustment Date (ARMs Only)	Mortgage Loans	Cut off Date	of the Cut off Date
September 2006	1	$105,829.71	0.06%
July 2007	2	239,738.22	0.13
August 2007	9	2,089,255.93	1.14
September 2007	23	5,182,932.34	2.83
October 2007	71	12,675,796.94	6.92
November 2007	144	25,222,463.85	13.78
December 2007	210	36,266,579.00	19.81
January 2008	23	4,045,842.00	2.21
September 2008	4	634,651.65	0.35
October 2008	60	10,927,687.68	5.97
November 2008	211	41,806,864.39	22.84
December 2008	214	41,635,113.00	22.74
January 2009	10	1,911,430.00	1.04
December 2010	2	337,400.00	0.18
Total:	984	$183,081,584.71	100.00%

Occupancy Type of the Mortgaged Premises

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Occupancy Status	Number of	Balance as of the	Principal Balance as
of the Loans	Mortgage Loans	Cut off Date	of the Cut off Date
Primary Home	1,470	$252,651,087.01	95.01%
Investment	73	11,582,493.50	4.36
Second Home	11	1,681,130.11	0.63
Total:	1,554	$265,914,710.62	100.00%

Origination Program of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Origination Program	Mortgage Loans	Cut off Date	of the Cut off Date
Full Documentation	1,103	$178,589,948.85	67.16%
Stated Documentation	386	74,849,513.03	28.15
12 Month Bank Statements	36	6,747,962.91	2.54
Limited Documentation	29	5,727,285.83	2.15
Total:	1,554	$265,914,710.62	100.00%

Mortgage Loan Purpose of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Loan Purpose	Mortgage Loans	Cut off Date	of the Cut off Date
Cashout Refinance	1,203	$204,921,535.93	77.06%
Purchase	260	47,304,653.63	17.79
Rate/Term Refinance	91	13,688,521.06	5.15
Total:	1,554	$265,914,710.62	100.00%

Index Type of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Index Type	Mortgage Loans	Cut off Date	of the Cut off Date
6 Month LIBOR	984	$183,081,584.71	68.85%
Fixed Rate	570	82,833,125.91	31.15
Total:	1,554	$265,914,710.62	100.00%

Property Type of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Property Types	Number of	Balance as of the	Principal Balance as
of the Loans	Mortgage Loans	Cut off Date	of the Cut off Date
Single Family Detached	1,206	$195,853,039.98	73.65%
Planned Unit Development	167	35,752,711.83	13.45
Condominium Low-Rise	85	15,174,273.27	5.71
Two to Four Family	43	9,611,567.10	3.61
Single Family Attached	25	4,746,346.85	1.78
Townhouse	16	2,437,829.22	0.92
Condominium High-Rise	12	2,338,942.37	0.88
Total:	1,554	$265,914,710.62	100.00%

Loan Types of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Mortgage Loan Types	Mortgage Loans	Cut off Date	of the Cut off Date
Fixed Rate 30 Year	419	$63,295,390.22	23.80%
2/28 6 Mo LIBOR ARM	328	54,616,705.99	20.54
3/27 6 Mo LIBOR ARM	307	53,338,207.24	20.06
Balloon 30/40 3/27 6 Mo LIBOR ARM	139	31,106,064.51	11.70
2/28 6 Mo LIBOR 5 Year Interest-Only ARM	79	16,864,021.49	6.34
Balloon 30/40 2/28 6 Mo LIBOR ARM	73	13,627,110.51	5.12
3/27 6 Mo LIBOR 5 Year Interest-Only ARM	53	12,465,074.97	4.69
Balloon 30/40	71	11,231,112.72	4.22
Fixed Rate 20 Year	32	3,146,922.30	1.18
Fixed Rate 15 Year	34	3,073,299.16	1.16
Fixed Rate 25 Year	9	1,717,026.98	0.65
2/28 6 Mo LIBOR 2 Year Interest-Only ARM	2	537,000.00	0.20
Fixed Rate 10 Year	4	319,829.40	0.12
5/25 6 Mo LIBOR ARM	1	194,400.00	0.07
3/27 6 Mo LIBOR 3 Year Interest-Only ARM	1	190,000.00	0.07
Balloon 30/40 5/25 6 Mo LIBOR ARM	1	143,000.00	0.05
Fixed Rate 12 Year	1	49,545.13	0.02
Total:	1,554	$265,914,710.62	100.00%

Geographic Distribution of Mortgaged Premises of the Mortgage Loans

		Total	Percentage of
Geographic		Scheduled	Mortgage Loans by
Distribution of the		Principal	Total Scheduled
Mortgages	Number of	Balance as of the	Principal Balance as
Properties	Mortgage Loans	Cut off Date	of the Cut off Date
Alaska	3	$634,546.58	0.24%
Arizona	46	8,830,373.01	3.32
Arkansas	5	554,328.24	0.21
California	157	37,958,365.33	14.27
Colorado	3	318,795.27	0.12
Connecticut	11	2,077,745.99	0.78
Delaware	4	754,151.08	0.28
District of Columbia	2	467,072.25	0.18
Florida	218	38,044,981.32	14.31
Georgia	86	11,670,981.65	4.39
Hawaii	7	1,426,465.15	0.54
Idaho	2	290,847.89	0.11
Illinois	69	11,875,723.09	4.47
Indiana	22	2,261,626.18	0.85
Iowa	7	692,426.99	0.26
Kansas	2	279,610.53	0.11
Kentucky	16	1,640,251.17	0.62
Louisiana	12	1,529,510.99	0.58
Maine	5	686,208.87	0.26
Maryland	123	27,864,310.94	10.48
Massachusetts	12	1,950,134.93	0.73
Michigan	76	9,716,528.78	3.65
Minnesota	12	2,260,328.80	0.85
Mississippi	8	1,141,244.90	0.43
Missouri	30	3,759,927.34	1.41
Montana	7	1,044,696.18	0.39
Nebraska	5	572,231.32	0.22
Nevada	14	3,102,605.22	1.17
New Hampshire	1	222,900.00	0.08
New Jersey	7	1,910,122.35	0.72
New Mexico	4	427,939.08	0.16
New York	79	18,749,399.79	7.05
North Carolina	12	1,234,592.29	0.46
North Dakota	1	89,600.00	0.03
Ohio	61	7,816,272.95	2.94
Oklahoma	5	560,857.53	0.21
Oregon	14	2,757,042.65	1.04
Pennsylvania	23	2,960,698.12	1.11
Rhode Island	3	722,000.00	0.27
South Carolina	33	3,992,556.66	1.50
Tennessee	15	1,840,133.58	0.69
Texas	49	5,122,769.82	1.93
Utah	14	2,318,805.78	0.87
Vermont	2	187,576.92	0.07
Virginia	133	21,500,126.32	8.09
Washington	23	4,354,555.98	1.64
West Virginia	4	408,290.46	0.15
Wisconsin	105	15,060,668.85	5.66
Wyoming	2	271,781.50	0.10
Total:	1,554	$265,914,710.62	100.00%
No more than approximately 0.51% of the related mortgaged properties are located in any one postal zip code.

Credit Score of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Credit Score	Mortgage Loans	Cut off Date	of the Cut off Date
521 to 550	129	$22,055,665.59	8.29%
551 to 600	440	72,096,317.01	27.11
601 to 650	577	99,015,448.46	37.24
651 to 700	307	54,495,950.89	20.49
701 to 750	81	14,548,808.65	5.47
751 to 800	17	2,985,729.02	1.12
801 to 808	3	716,791.00	0.27
Total:	1,554	$265,914,710.62	100.00%

Credit Grade of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Credit Grade	Mortgage Loans	Cut off Date	of the Cut off Date
A+	1,103	$189,172,888.52	71.14%
A	177	30,961,117.16	11.64
A-	130	21,950,681.45	8.25
B+	20	3,462,913.62	1.30
B	45	6,614,857.48	2.49
C	46	8,025,169.08	3.02
Score Direct	33	5,727,083.31	2.15
Total:	1,554	$265,914,710.62	100.00%

Amortization Type of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Amortization Type	Mortgage Loans	Cut off Date	of the Cut off Date
Fully Amortizing	1,135	$179,751,326.42	67.60%
Interest Only	135	30,056,096.46	11.30
Balloon	284	56,107,287.74	21.10
Total:	1,554	$265,914,710.62	100.00%

Prepayment Penalty Type of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Prepayment Penalty Type	Mortgage Loans	Cut off Date	of the Cut off Date
No Prepayment Penalty	561	$97,524,655.79	36.68%
12 Months	46	8,451,454.97	3.18
24 Months	278	51,106,755.58	19.22
30 Months	2	402,037.15	0.15
36 Months	653	106,447,298.74	40.03
Miscellaneous	14	1,982,508.39	0.75
Total:	1,554	$265,914,710.62	100.00%

Delinquency

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Delinquency	Mortgage Loans	Cut off Date	of the Cut off Date
Current	1,540	$263,591,389.47	99.13%
Delinquent 30 Days	14	2,323,321.15	0.87
Total:	1,554	$265,914,710.62	100.00%

Group II

Initial Mortgage Loans
As of the Cut-off Date

Total Outstanding Principal Balance:	$237,356,206.19
Number of Loans:	1,050

	Average	Minimum	Maximum
Original Loan Amount:	$226,203.91	$13,950.00	$1,000,000.00
Outstanding Principal Balance:	$226,053.53	$10,083.02	$1,000,000.00

	Weighted Average	Minimum	Maximum
Mortgage Rate:	7.773%	5.200%	13.875%

Gross Margin:	6.196%	3.000%	8.950%
Initial Periodic Rate Cap:	2.814%	1.000%	3.000%
Periodic Rate Cap:	1.056%	1.000%	1.500%
Life Floor:	6.594%	4.000%	10.990%
Life Cap:	13.893%	11.200%	17.990%

Months to Roll:	28	6	60

Combined Original LTV:	79.99%	17.39%	100.00%
Original LTV:	79.54%	10.00%	100.00%
Credit Score:	608	476	803

Original Term (months):	357	120	360
Remaining Term (months):	356	95	360
Seasoning (months):	1	0	85

Top Property State Concentrations ($):	CA(32.75%),MD(11.66%),FL(10.82%)
Maximum Zip Code Concentration ($):	93635(0.95%)

		Earliest	Latest
First Payment Date:		December 1, 1998	February 1, 2006
Maturity Date:		November 1, 2013	January 1, 2036

First Lien:	99.40%
Second Lien:	0.60%

Current Scheduled Principal Balance of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Current Scheduled	Number of	Balance as of the	Principal Balance as
Principal Balance ($)	Mortgage Loans	Cut off Date	of the Cut off Date
10,083.02 to 50,000.00	28	$1,064,679.69	0.45%
50,000.01 to 100,000.00	190	14,656,537.71	6.17
100,000.01 to 150,000.00	206	25,941,062.36	10.93
150,000.01 to 200,000.00	153	26,578,042.47	11.20
200,000.01 to 250,000.00	104	23,180,438.55	9.77
250,000.01 to 300,000.00	80	21,718,176.35	9.15
300,000.01 to 350,000.00	52	16,896,561.86	7.12
350,000.01 to 400,000.00	86	32,443,973.29	13.67
400,000.01 to 450,000.00	59	25,017,082.80	10.54
450,000.01 to 500,000.00	49	23,611,984.03	9.95
500,000.01 to 550,000.00	16	8,385,090.17	3.53
550,000.01 to 600,000.00	13	7,580,175.39	3.19
600,000.01 to 650,000.00	5	3,086,837.68	1.30
650,000.01 to 700,000.00	3	2,041,850.00	0.86
700,000.01 to 750,000.00	2	1,491,036.34	0.63
750,000.01 to 800,000.00	1	763,927.50	0.32
900,000.01 to 950,000.00	1	918,750.00	0.39
950,000.01 to 1,000,000.00	2	1,980,000.00	0.83
Total:	1,050	$237,356,206.19	100.00%

Current Mortgage Interest Rates of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Current Mortgage	Number of	Balance as of the	Principal Balance as
Interest Rates (%)	Mortgage Loans	Cut off Date	of the Cut off Date
5.200 to 6.000	16	$5,752,323.51	2.42%
6.001 to 7.000	217	60,706,084.30	25.58
7.001 to 8.000	364	90,456,308.28	38.11
8.001 to 9.000	272	53,399,770.33	22.50
9.001 to 10.000	131	22,491,082.82	9.48
10.001 to 11.000	31	3,468,479.04	1.46
11.001 to 12.000	10	670,109.26	0.28
12.001 to 13.000	7	267,105.63	0.11
13.001 to 13.875	2	144,943.02	0.06
Total:	1,050	$237,356,206.19	100.00%

Original Combined Loan-to-Value Ratio of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Original Combined	Number of	Balance as of the	Principal Balance as
Loan-to-Value Ratio (%)	Mortgage Loans	Cut off Date	of the Cut off Date
17.39 to 20.00	1	$99,925.04	0.04%
20.01 to 25.00	2	356,000.00	0.15
25.01 to 30.00	1	100,903.01	0.04
30.01 to 35.00	3	335,595.90	0.14
35.01 to 40.00	6	578,262.28	0.24
40.01 to 45.00	7	1,147,967.92	0.48
45.01 to 50.00	15	1,851,586.83	0.78
50.01 to 55.00	12	2,405,671.69	1.01
55.01 to 60.00	37	7,573,812.91	3.19
60.01 to 65.00	55	12,575,015.02	5.30
65.01 to 70.00	69	13,770,803.05	5.80
70.01 to 75.00	116	25,858,639.15	10.89
75.01 to 80.00	292	69,812,371.91	29.41
80.01 to 85.00	133	31,438,154.41	13.25
85.01 to 90.00	187	46,589,649.04	19.63
90.01 to 95.00	61	14,777,397.91	6.23
95.01 to 100.00	53	8,084,450.12	3.41
Total:	1,050	$237,356,206.19	100.00%

Remaining Scheduled Term to Maturity of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Remaining Term (months)	Mortgage Loans	Cut off Date	of the Cut off Date
95 to 96	2	$62,361.04	0.03%
97 to 108	1	51,645.72	0.02
109 to 120	1	79,095.48	0.03
145 to 156	1	27,706.92	0.01
157 to 168	2	225,292.04	0.09
169 to 180	16	1,896,606.77	0.80
217 to 228	16	796,806.44	0.34
229 to 240	13	1,298,898.85	0.55
337 to 348	2	487,219.86	0.21
349 to 360	996	232,430,573.07	97.92
Total:	1,050	$237,356,206.19	100.00%

Gross Margin of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Gross Margin (%) (ARMS Only)	Mortgage Loans	Cut off Date	of the Cut off Date
3.000 to 3.000	1	$196,749.54	0.09%
3.001 to 3.500	1	141,410.00	0.07
3.501 to 4.000	3	615,528.73	0.30
4.001 to 4.500	8	2,056,906.75	0.99
4.501 to 5.000	41	12,446,685.74	5.98
5.001 to 5.500	133	32,140,219.31	15.43
5.501 to 6.000	202	54,550,478.57	26.19
6.001 to 6.500	161	39,521,047.77	18.97
6.501 to 7.000	125	28,917,514.62	13.88
7.001 to 7.500	98	20,502,320.32	9.84
7.501 to 8.000	55	10,067,906.72	4.83
8.001 to 8.500	31	5,128,933.14	2.46
8.501 to 8.950	12	1,997,280.42	0.96
Total:	871	$208,282,981.63	100.00%

Maximum Lifetime Mortgage Interest Rates of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
Maximum Lifetime		Principal	Total Scheduled
Mortgage Interest Rates (%)	Number of	Balance as of the	Principal Balance as
(ARMs Only)	Mortgage Loans	Cut off Date	of the Cut off Date
11.200 to 11.500	1	$579,000.00	0.28%
11.501 to 12.000	14	4,855,845.83	2.33
12.001 to 12.500	38	9,970,738.84	4.79
12.501 to 13.000	119	34,054,957.53	16.35
13.001 to 13.500	126	33,176,753.64	15.93
13.501 to 14.000	169	45,095,321.22	21.65
14.001 to 14.500	105	25,102,708.95	12.05
14.501 to 15.000	129	25,706,910.60	12.34
15.001 to 15.500	75	14,027,603.73	6.73
15.501 to 16.000	57	9,319,128.38	4.47
16.001 to 16.500	22	3,796,448.66	1.82
16.501 to 17.000	12	2,035,481.97	0.98
17.001 to 17.500	2	221,780.34	0.11
17.501 to 17.990	2	340,301.94	0.16
Total:	871	$208,282,981.63	100.00%

Minimum Lifetime Mortgage Interest Rates of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
Minimum Lifetime		Principal	Total Scheduled
Mortgage Interest Rates (%)	Number of	Balance as of the	Principal Balance as
(ARMs Only)	Mortgage Loans	Cut off Date	of the Cut off Date
4.000 to 4.000	1	$242,842.63	0.12%
4.001 to 4.500	4	941,900.00	0.45
4.501 to 5.000	29	8,683,208.75	4.17
5.001 to 5.500	80	19,654,012.01	9.44
5.501 to 6.000	155	45,067,417.25	21.64
6.001 to 6.500	143	37,185,263.33	17.85
6.501 to 7.000	131	32,866,329.11	15.78
7.001 to 7.500	105	23,222,884.04	11.15
7.501 to 8.000	93	19,658,165.68	9.44
8.001 to 8.500	56	8,917,721.07	4.28
8.501 to 9.000	47	7,016,017.58	3.37
9.001 to 9.500	14	2,731,486.59	1.31
9.501 to 10.000	11	1,627,514.01	0.78
10.001 to 10.500	1	194,917.64	0.09
10.501 to 10.990	1	273,301.94	0.13
Total:	871	$208,282,981.63	100.00%

Next Interest Rate Adjustment Date of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Next Interest Rate	Number of	Balance as of the	Principal Balance as
Adjustment Date (ARMs Only)	Mortgage Loans	Cut off Date	of the Cut off Date
June 2006	2	$487,219.86	0.23%
April 2007	1	119,433.30	0.06
May 2007	5	961,014.06	0.46
June 2007	7	1,339,783.88	0.64
July 2007	27	5,700,761.07	2.74
August 2007	23	5,802,397.78	2.79
September 2007	56	11,573,988.52	5.56
October 2007	82	21,743,304.17	10.44
November 2007	169	39,706,361.55	19.06
December 2007	161	38,333,064.00	18.40
January 2008	15	2,928,595.00	1.41
August 2008	1	146,804.31	0.07
September 2008	6	761,317.69	0.37
October 2008	46	10,369,501.03	4.98
November 2008	117	30,344,979.15	14.57
December 2008	141	35,519,488.00	17.05
January 2009	9	1,642,350.00	0.79
July 2010	1	155,825.06	0.07
September 2010	1	122,793.20	0.06
December 2010	1	524,000.00	0.25
Total:	871	$208,282,981.63	100.00%

Occupancy Type of the Mortgaged Premises

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Occupancy Status	Number of	Balance as of the	Principal Balance as
of the Loans	Mortgage Loans	Cut off Date	of the Cut off Date
Primary Home	991	$227,994,790.60	96.06%
Investment	56	8,606,958.57	3.63
Second Home	3	754,457.02	0.32
Total:	1,050	$237,356,206.19	100.00%

Origination Program of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Origination Program	Mortgage Loans	Cut off Date	of the Cut off Date
Full Documentation	734	$150,266,304.36	63.31%
Stated Documentation	267	73,310,201.02	30.89
12 Month Bank Statements	29	8,666,181.32	3.65
Limited Documentation	20	5,113,519.49	2.15
Total:	1,050	$237,356,206.19	100.00%

Mortgage Loan Purpose of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Loan Purpose	Mortgage Loans	Cut off Date	of the Cut off Date
Cashout Refinance	800	$178,603,030.42	75.25%
Purchase	194	45,952,458.47	19.36
Rate/Term Refinance	56	12,800,717.30	5.39
Total:	1,050	$237,356,206.19	100.00%

Index Type of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Index Type	Mortgage Loans	Cut off Date	of the Cut off Date
6 Month LIBOR	871	$208,282,981.63	87.75%
Fixed Rate	179	29,073,224.56	12.25
Total:	1,050	$237,356,206.19	100.00%

Property Type of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
Property Types	Number of	Balance as of the	Principal Balance as
of the Loans	Mortgage Loans	Cut off Date	of the Cut off Date
Single Family Detached	784	$169,009,574.96	71.21%
Planned Unit Development	141	43,346,861.85	18.26
Condominium Low-Rise	60	11,080,877.12	4.67
Two to Four Family	35	7,978,584.73	3.36
Single Family Attached	20	3,519,054.64	1.48
Condominium High-Rise	3	1,415,942.27	0.60
Townhouse	4	690,347.70	0.29
Deminimus PUD	1	157,495.00	0.07
Manufactured Housing	2	157,467.92	0.07
Total:	1,050	$237,356,206.19	100.00%

Loan Types of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Mortgage Loan Types	Mortgage Loans	Cut off Date	of the Cut off Date
2/28 6 Mo LIBOR 5 Year Interest-Only ARM	271	$73,528,912.74	30.98%
2/28 6 Mo LIBOR ARM	226	42,581,038.01	17.94
3/27 6 Mo LIBOR 5 Year Interest-Only ARM	135	33,554,753.04	14.14
Balloon 30/40 3/27 6 Mo LIBOR ARM	83	24,628,766.90	10.38
3/27 6 Mo LIBOR ARM	102	20,600,920.24	8.68
Fixed Rate 30 Year	99	18,128,191.24	7.64
Balloon 30/40 2/28 6 Mo LIBOR ARM	46	10,856,972.44	4.57
Balloon 30/40	19	4,631,733.60	1.95
Fixed Rate 5/25 Interest-Only	9	1,874,886.46	0.79
2/28 6 Mo LIBOR 2 Year Interest-Only ARM	5	1,729,000.00	0.73
Fixed Rate 15 Year	18	1,723,965.24	0.73
Fixed Rate 20 Year	16	1,318,289.47	0.56
Balloon 20/30	13	777,415.82	0.33
Balloon 15/30	4	539,647.25	0.23
5/25 6 Mo LIBOR 5 Year Interest-Only ARM	1	524,000.00	0.22
5/25 6 Mo LIBOR ARM	1	155,825.06	0.07
Balloon 30/40 5/25 6 Mo LIBOR ARM	1	122,793.20	0.05
Fixed Rate 10 Year	1	79,095.48	0.03
Total:	1,050	$237,356,206.19	100.00%

Geographic Distribution of Mortgaged Premises of the Mortgage Loans

		Total	Percentage of
Geographic		Scheduled	Mortgage Loans by
Distribution of the		Principal	Total Scheduled
Mortgages	Number of	Balance as of the	Principal Balance as
Properties	Mortgage Loans	Cut off Date	of the Cut off Date
Alaska	3	$550,478.13	0.23%
Arizona	27	5,308,469.44	2.24
Arkansas	3	727,684.27	0.31
California	229	77,729,792.63	32.75
Colorado	3	489,484.81	0.21
Connecticut	8	1,924,595.05	0.81
Delaware	6	788,176.21	0.33
District of Columbia	1	288,000.00	0.12
Florida	139	25,689,414.20	10.82
Georgia	36	5,833,243.98	2.46
Hawaii	4	1,038,070.27	0.44
Illinois	24	6,828,428.95	2.88
Indiana	9	1,706,986.15	0.72
Iowa	3	275,675.79	0.12
Kansas	7	636,082.72	0.27
Kentucky	10	958,095.78	0.40
Louisiana	9	877,353.31	0.37
Maine	1	410,000.00	0.17
Maryland	111	27,679,733.43	11.66
Massachusetts	18	3,976,446.84	1.68
Michigan	33	3,961,933.00	1.67
Minnesota	9	1,619,679.15	0.68
Mississippi	8	1,059,095.61	0.45
Missouri	12	1,945,938.82	0.82
Nebraska	2	104,286.99	0.04
Nevada	19	5,174,579.37	2.18
New Hampshire	1	67,979.52	0.03
New Jersey	8	1,742,869.68	0.73
New York	40	12,905,001.06	5.44
North Carolina	6	1,072,447.35	0.45
North Dakota	1	121,430.70	0.05
Ohio	45	4,482,944.87	1.89
Oklahoma	4	251,598.06	0.11
Oregon	4	717,853.88	0.30
Pennsylvania	25	4,203,726.49	1.77
Rhode Island	2	452,858.96	0.19
South Dakota	1	107,920.12	0.05
Tennessee	7	682,183.98	0.29
Texas	12	1,177,489.17	0.50
Utah	11	2,392,507.09	1.01
Virginia	100	23,800,198.81	10.03
Washington	9	1,267,077.03	0.53
West Virginia	5	409,747.12	0.17
Wisconsin	35	3,918,647.40	1.65
Total:	1,050	$237,356,206.19	100.00%
No more than approximately 0.95% of the related mortgaged properties are located in any one postal zip code.

Credit Score of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Credit Score	Mortgage Loans	Cut off Date	of the Cut off Date
Not Available	4	$611,896.46	0.26%
476 to 500	8	954,019.75	0.40
501 to 550	197	34,681,556.17	14.61
551 to 600	286	64,497,553.58	27.17
601 to 650	374	88,423,819.84	37.25
651 to 700	128	34,118,627.41	14.37
701 to 750	42	11,288,899.04	4.76
751 to 800	10	2,675,833.94	1.13
801 to 803	1	104,000.00	0.04
Total:	1,050	$237,356,206.19	100.00%

Credit Grade of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Credit Grade	Mortgage Loans	Cut off Date	of the Cut off Date
A+	688	$160,394,346.19	67.58%
A	125	28,016,652.89	11.80
A-	107	23,549,772.69	9.92
B+	24	4,673,721.76	1.97
B	34	7,104,543.51	2.99
C	46	8,045,802.34	3.39
Score Direct	26	5,571,366.81	2.35
Total:	1,050	$237,356,206.19	100.00%

Amortization Type of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Amortization Type	Mortgage Loans	Cut off Date	of the Cut off Date
Fully Amortizing	463	$84,587,324.74	35.64%
Interest Only	421	111,211,552.24	46.85
Balloon	166	41,557,329.21	17.51
Total:	1,050	$237,356,206.19	100.00%

Prepayment Penalty Type of the Mortgage Loans

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Prepayment Penalty Type	Mortgage Loans	Cut off Date	of the Cut off Date
No Prepayment Penalty	306	$71,401,392.67	30.08%
12 Months	27	7,997,383.75	3.37
24 Months	343	83,481,889.05	35.17
30 Months	3	1,056,846.89	0.45
36 Months	338	68,859,709.54	29.01
60 Months	18	2,601,411.95	1.10
Miscellaneous	15	1,957,572.34	0.82
Total:	1,050	$237,356,206.19	100.00%

Delinquency

		Total	Percentage of
		Scheduled	Mortgage Loans by
		Principal	Total Scheduled
	Number of	Balance as of the	Principal Balance as
Delinquency	Mortgage Loans	Cut off Date	of the Cut off Date
Current	1,042	$234,952,268.71	98.99%
Delinquent 30 Days	8	2,403,937.48	1.01
Total:	1,050	$237,356,206.19	100.00%